AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES 1 4
2. AMENDMENT/MODIFICATION NO. P00007	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO. See Schedule	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE 893035		7. ADMINISTERED BY (If other than Item 6) CODE 03011	
EM-Oak Ridge EMCBC U.S. Department of Energy 200 Administration Road Oak Ridge TN 37831		OREM U.S. Department of Energy Oak Ridge Office of Environmental Management P.O. Box 2001 Oak Ridge TN 37831	

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

American Centrifuge Operating, LLC
Attn: Dale Bauer
6901 Rockledge Dr, Suite 800
Bethesda MD 20817

CODE 079679750 FACILITY CODE

(x) 9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

x 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005

10B. DATED (SEE ITEM 13) 05/31/2019

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning ____________ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule Net Increase: $12,965,000.00

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Clause B.3, Obligation of Funds (Cost-No Fee) Alternate 1

E. IMPORTANT: Contractor ☒ is not ☐ is required to sign this document and return ____________ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 079679750
Clause B.3 is deleted in its entirety and replaced with the following:

"B.3 ORO-B-1001 OBLIGATION OF FUNDS (COST-NO FEE) ALTERNATE I
Pursuant to the clause entitled "Limitation of Funds," $87,439,940 is obligated and made available for payment of allowable costs to be incurred from the effective date of this contract through the period estimated to end June 1, 2022."
Period of Performance: 05/31/2019 to 06/01/2022

Change Item 00001 to read as follows(amount shown is the total amount):
Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Karen S. Shears	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA Signature on File (Signature of Contracting Officer) Karen S. Shears Digitally signed by Karen S. Shears Date: 2021.02.19 09:08:4 -05'00'	16C. DATE SIGNED 02/19/2021

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)
Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00007	PAGE 2	OF 4

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
00001	Demonstrate the capability to produce HALEU with existing US origin enrichment technology, and provide DOE with HALEU for near term use in its research and development for the advancement of civilian nuclear energy and security, and other programmatic missions. Line item value is: $115,000,000.00 Incrementally Funded Amount: $87,439,940.00 Requisition No: 19NE000106, 19NE000400, 20NE000015, 20NE000032, 20NE000121, 20NE000172, 20NE000389, 21NE000043, 21NE000066 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2013 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2015 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Continued ...				115,000,000.00

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

CONTINUATION SHEET | REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00007 | PAGE 3 OF 4

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT)	UNIT PRICE (E)	AMOUNT (F)
	89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2020 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $5,152,000.00 Accounting Info: Fund: 05350 Appr Year: 2021 Allottee: 60 Report Entity: 302218 Object Class: 25233 Program: Continued ...				

NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110

NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC NSN 7540-01-152-8067 OPTIONAL FORM 336 (4-86) Sponsored by GSA FAR (48 CFR) 53.110 CONTINUATION SHEET REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00007 PAGE OF 4 4 ITEM NO. (A) SUPPLIES/SERVICES (B) QUANTITY (C) UNIT ) UNIT PRICE (E) AMOUNT (F) 2721019 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $7,813,000.00 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: Oak Ridge U.S. Department of Energy P.O. Box 2001 Oak Ridge TN 37831 Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or VipersSupport@hq.doe.gov